                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date Of Earliest Event Reported) September 27, 2001


                           Transworld Healthcare, Inc.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

                                    New York
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-11570                          13-3098275
     ------------------------          ------------------------------------
     (Commission File Number)          (I.R.S. Employer Identification No.)



                   555 Madison Avenue, New York New York 10022
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 750-0064


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following are filed as part of this Form 8-K/A:

    (a)  Audited Financial Statements of Staffing Enterprise Limited.

         Directors' Report                                                               3

         Auditors' Report                                                                5

         Profit and Loss Account - For the Ten Months Ended September 30, 2001           6

         Balance Sheet - At September 30, 2001                                           7

         Cash Flow Statement - For the Ten Months Ended September 30, 2001               8

         Notes to the Accounts                                                           9

    (b)  Audited Financial Statements of Staffing Enterprise (PSV) Limited.

         Directors' Report                                                              14

         Auditors' Report                                                               15

         Profit and Loss Account - For the Ten Months Ended September 30, 2001          16

         Balance Sheet - At September 30, 2001                                          17

         Notes to the Accounts                                                          18

    (c)  Unaudited Pro Forma Combined Condensed Financial Statements                    21

         Pro Forma Combined Condensed Balance Sheet as of June 30, 2001 (Unaudited)     23

         Pro Forma Combined Condensed Statement of Operations for the Nine Months
                  Ended June 30, 2001 (Unaudited)                                       24

         Notes to the Unaudited Pro Forma Combined Condensed Financial Statements       25


         Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties which may cause the actual results in the future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.

STAFFING ENTERPRISE LIMITED
DIRECTORS' REPORT


The directors present their report and accounts for the period ended 30 September 2001.


PRINCIPAL ACTIVITIES AND REVIEW OF THE BUSINESS
The company's principal activity during the year continued to be the provision of temporary medical staff to hospitals.

Turnover has increased on an annualised basis by 25% during the period and the company looks forward to maintaining a quality service to NHS and private sector Hospitals.


RESULTS AND DIVIDENDS
The profit for the period, after taxation, amounted to (pounds sterling) 2,519,659. The directors paid interim ordinary dividends of (pounds sterling) 1,400,000 which leaves a profit of (pounds sterling) 1,119,659 to be retained. The Company has changed the year to 30 September 2001 resulting in a 10 month accounting period.


DIRECTORS
The directors who served during the period and their interests in the share capital of the company were as follows:


                                             (pounds sterling) 1 Ordinary shares
                                                      2001         2000

D I Johnson (Appointed 27 September 2001)                -            -
C F Murphy (Appointed 27 September 2001)                 -            -
D C Pain (Resigned 27 September 2001)                    -           75
D K Pain (Resigned 27 September 2001)                    -           25


DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare accounts for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss for that period. In preparing those accounts, the directors are required to:

     - select suitable accounting policies and then apply them consistently;
     - make judgements and estimates that are reasonable and prudent; and
     - prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the accounts comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.


DISABLED PERSONS
The company's policy is to give full and fair consideration to applications made by disabled persons having regard to the particular aptitudes and abilities but taking cognizance of the physical demands of nursing.


EMPLOYEE INVOLVEMENT
The company attempts to keep all employees advised of information necessary for the proper performance of their functions.

STAFFING ENTERPRISE LIMITED
DIRECTORS' REPORT



AUDITORS
Masters resigned as auditors during the period and Ernst and Young were appointed in their place. A resolution to reappoint Ernst and Young LLP as auditors will be put to the members at the Annual General Meeting.


This report was approved by the board on 6/21/01


/s/ C F Murphy

C F Murphy
Director

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF STAFFING ENTERPRISE LIMITED

We have audited the company's financial statements for the period ended 30 September 2001, which comprise the Profit and Loss Account, Balance Sheet, Cash Flow Statement, Statement of Total Recognised Gains and Losses, Reconciliation of Shareholders' Funds and the related notes 1 to 19. These financial statements have been prepared on the basis of the accounting policies set out therein.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described in the Directors' Report, the company's directors are responsible for the preparation of the financial statements in accordance with applicable United Kingdom law and accounting standards. Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors' Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed. We read the Directors' Report and consider the implications for our report if we become aware of any apparent misstatements within it.

BASIS OF AUDIT OPINION

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of affairs of the company as at 30 September 2001 and of its profit for the period then ended and have been properly prepared in accordance with the Companies Act 1985.



/S/ ERNST & YOUNG                   6 December 2000

Ernst & Young LLP
Registered Auditor
London

STAFFING ENTERPRISE LIMITED
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001




                                                                                       12 MONTHS
                                                     NOTES               2001               2000
                                                                      (POUNDS            (POUNDS
                                                                    STERLING)          STERLING)
TURNOVER                                               2         31,657,447         30,294,973
Cost of sales                                                   (26,395,822)       (25,124,159)
                                                                -----------        -----------
GROSS PROFIT                                                      5,261,625          5,170,814

Administrative expenses                                          (1,736,874)        (1,494,720)
Other operating income                                                   --              6,754
                                                                -----------        -----------
OPERATING PROFIT                                       3          3,524,751          3,682,848
                                                                -----------        -----------
Exceptional items:
 loss on the disposal of tangible fixed assets         4                 --             (4,712)
                                                                -----------        -----------
                                                                  3,524,751          3,678,136
                                                                -----------        -----------
Interest receivable                                                  94,608             54,042
Interest payable                                       7               (750)            (4,500)
                                                                -----------        -----------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                     3,618,609          3,727,678

Tax on profit on ordinary activities                   8         (1,098,950)        (1,126,822)
                                                                -----------        -----------
PROFIT FOR THE PERIOD                                             2,519,659          2,600,856

Dividends:
 ordinary dividend on equity shares                    9         (1,400,000)        (1,750,000)
                                                                -----------        -----------
RETAINED PROFIT FOR THE PERIOD                        15          1,119,659            850,856
                                                                -----------        -----------


STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
The company has no recognised gains or losses other than the profit for the above two periods.


The comparative figures relate to the year ended 30 November 2000.

STAFFING ENTERPRISE LIMITED
BALANCE SHEET
AS AT 30 SEPTEMBER 2001




                                           NOTES                              2001                              2000
                                                                           (POUNDS                           (POUNDS
                                                                         STERLING)                         STERLING)
FIXED ASSETS
Tangible assets                          10                               125,271                            159,964
CURRENT ASSETS
Debtors                                  11            5,133,089                          4,048,673
Cash at bank and in hand                               2,063,126                          1,686,160
                                                       ---------                          ---------
                                                       7,196,215                          5,734,833
CREDITORS: AMOUNTS FALLING DUE WITHIN
ONE YEAR                                 12           (2,791,564)                        (2,484,534)
NET CURRENT ASSETS                                                      4,404,651                          3,250,299
                                                                        ---------                          ---------
                                                                        4,529,922                          3,410,263
                                                                        ---------                          ---------
CAPITAL AND RESERVES
Called up share capital                  14                                   100                                100
Profit and loss account                  15                             4,529,822                          3,410,163
Shareholders' funds:
 Equity                                                                 4,529,922                          3,410,263
                                                                      -----------                        -----------
                                         16                             4,529,922                          3,410,263
                                                                      -----------                        -----------

/s/ D I Johnson

D I Johnson
Director
Approved by the board on 6/12/01

STAFFING ENTERPRISE LIMITED
CASH FLOW STATEMENT
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001




                                                                                                        12 MONTHS
                                                                        NOTES               2001             2000
                                                                                         (POUNDS          (POUNDS
                                                                                       STERLING)        STERLING)
RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM
OPERATING ACTIVITIES

Operating profit                                                                     3,524,751        3,682,848
Depreciation charges                                                                    41,974           60,379
Increase in debtors                                                                 (1,084,416)        (284,889)
Increase in creditors                                                                  479,695          772,259
                                                                                     ---------        ---------
NET CASH INFLOW FROM OPERATING ACTIVITIES                                            2,962,004        4,230,597
                                                                                     ---------        ---------

CASH FLOW STATEMENT

NET CASH INFLOW FROM OPERATING ACTIVITIES                                            2,962,004        4,230,597

RETURNS ON INVESTMENTS AND SERVICING OF FINANCE                          17             93,858           49,542

TAXATION                                                                            (1,271,615)      (1,148,000)

CAPITAL EXPENDITURE                                                      17             (7,281)         (26,067)
                                                                                   -----------        ---------
                                                                                     1,776,966        3,106,072

EQUITY DIVIDENDS PAID                                                               (1,400,000)      (1,750,000)
                                                                                   -----------       ----------
INCREASE IN CASH                                                                       376,966        1,356,072
                                                                                   -----------       ----------

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

INCREASE IN CASH IN THE PERIOD                                                         376,966        1,356,072
                                                                                   -----------       ----------
CHANGE IN NET DEBT                                                       18            376,966        1,356,072
NET FUNDS AT 1 DECEMBER                                                              1,686,160          330,088
                                                                                   -----------       ----------
NET FUNDS AT 30 SEPTEMBER                                                            2,063,126        1,686,160
                                                                                   -----------       ----------

STAFFING ENTERPRISE LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001


1  ACCOUNTING POLICIES

   ACCOUNTING CONVENTION
   The accounts have been prepared under the historical cost convention and in accordance with applicable accounting standards.


   DEPRECIATION
   Depreciation is provided on all tangible fixed assets at rates calculated to write off the cost, less estimated residual value, of each asset evenly over its expected useful life.


   DEFERRED TAXATION
   Deferred taxation is provided on the liability method on all timing differences which are expected in the foreseeable future, calculated at the rate at which it is estimated that the tax will be payable.


2  TURNOVER

   Turnover represents the invoiced value of services provided to hospitals net of value added tax.

   Turnover is attributable to one continuing activity of supplying temporary medical staff to hospitals.


3  OPERATING PROFIT                                              2001       2000
                                                              (POUNDS    (POUNDS
                                                            STERLING)  STERLING)

   This is stated after charging:

   Depreciation of owned fixed assets                         41,974     60,379
   Auditors' remuneration fees for non-audit services         19,681     16,079
   Auditors' remuneration                                     10,000      7,000
                                                              ------     ------

4  EXCEPTIONAL ITEMS                                           2001       2000
                                                            (POUNDS    (POUNDS
                                                          STERLING)  STERLING)


   Loss on disposal of plant and machinery                       -       (4,712)
                                                              ------     ------

STAFFING ENTERPRISE LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001


5  DIRECTORS' EMOLUMENTS                                         2001       2000
                                                              (POUNDS    (POUNDS
                                                            STERLING)  STERLING)

   Emoluments                                                166,667    200,000
   Company contributions to money purchase pension schemes    45,455     55,708
                                                             -------    -------
                                                             212,122    255,708
                                                             -------    -------

   Highest paid director:
   Emoluments                                                 83,333    100,000
   Company contributions to money purchase pension schemes    22,727     27,854
                                                             -------    -------
                                                             106,060    127,854
                                                             -------    -------

   NUMBER OF DIRECTORS IN COMPANY PENSION SCHEMES:              2001       2000
                                                              NUMBER     NUMBER

   Money purchase schemes                                          2          2
                                                             -------    -------


6  STAFF COSTS                                                  2001       2000
                                                             (POUNDS    (POUNDS
                                                           STERLING)   STERLING)

   Wages and salaries                                        742,493    562,076
   Social security costs                                      99,412     81,645
   Other pension costs                                        78,586     86,711
                                                             -------    -------
                                                             920,491    730,432
                                                             -------    -------

   AVERAGE NUMBER OF EMPLOYEES DURING THE YEAR                NUMBER     NUMBER

   Administration                                                 20         20
   Hospital Staff                                              1,350      1,253
                                                             -------    -------
                                                               1,370      1,273
                                                             -------    -------
   Staff numbers are the
   Directors' best estimate.
7  INTEREST PAYABLE                                             2001       2000
                                                             (POUNDS    (POUNDS
                                                           STERLING)   STERLING)

   Other loans                                                   750      4,500
                                                             -------    -------

STAFFING ENTERPRISE LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001


8  TAXATION                                                     2001       2000
                                                             (POUNDS    (POUNDS
                                                           STERLING)  STERLING)

   UK corporation tax                                      1,098,950  1,126,822
                                                           ---------  ---------

   If full provision had been made for deferred taxation for the period, the taxation charge would have increased/(decreased) as follows:

   Capital allowances in advance of depreciation             (18,905)   (15,264)
                                                           ---------  ---------

9  EQUITY DIVIDENDS                                             2001       2000
                                                             (POUNDS    (POUNDS
                                                           STERLING)  STERLING)

   Equity dividends on ordinary shares - interim paid      1,400,000  1,750,000
                                                           ---------  ---------

10 TANGIBLE FIXED ASSETS                           SHORT
                                               LEASEHOLD
                                                LAND AND   PLANT AND
                                               BUILDINGS   MACHINERY      TOTAL
                                                 (POUNDS     (POUNDS    (POUNDS
                                               STERLING)   STERLING)  STERLING)

   COST
   At 1 December 2000                             43,233     459,127    502,360
   Additions                                           -       7,281      7,281
                                                  ------   ---------  ---------
   At 30 September 2001                           43,233     466,408    509,641
                                                  ------   ---------  ---------

   DEPRECIATION
   At 1 December 2000                             25,202     317,194    342,396
   Charge for the period                           3,002      38,972     41,974
                                                  ------   ---------  ---------
   At 30 September 2001                           28,204     356,166    384,370
                                                  ------   ---------  ---------

   NET BOOK VALUE
   At 30 September 2001                           15,029     110,242    125,271
                                                  ------   ---------  ---------

   At 30 November 2000                            18,031     141,933    159,964
                                                  ------   ---------  ---------

11 DEBTORS                                                      2001       2000
                                                             (POUNDS    (POUNDS
                                                           STERLING)  STERLING)

   Trade debtors                                           5,105,388  4,030,285
   Other debtors                                               1,520        770
   Prepayments and accrued income                             26,181     17,618
                                                           ---------  ---------
                                                           5,133,089  4,048,673
                                                           ---------  ---------

STAFFING ENTERPRISE LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001


12 CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR               2001       2000
                                                             (POUNDS    (POUNDS
                                                           STERLING)  STERLING)

   Debenture Loan                                                  -     50,000
   Directors' Loan Accounts                                1,319,853  1,160,390
   Corporation tax                                           498,950    671,615
   Other taxes and social security costs                     534,560    350,369
   Other creditors                                            40,494     24,195
   Accruals and deferred income                              397,707    227,965
                                                           ---------  ---------
                                                           2,791,564  2,484,534
                                                           ---------  ---------

13 PROVISIONS FOR LIABILITIES AND CHARGES
   Deferred taxation provided in the accounts and the amounts not provided are as follows:


                                      PROVIDED  POTENTIAL   PROVIDED  POTENTIAL
                                          2001       2001       2000       2000
                                       (POUNDS    (POUNDS    (POUNDS    (POUNDS
                                     STERLING)  STERLING)  STERLING)  STERLING)

   Capital allowances in advance of
   depreciation                             -    (18,905)          -    (15,264)
                                     --------   --------   ---------   --------


14 SHARE CAPITAL                                                2001       2000
                                                             (POUNDS    (POUNDS
                                                           STERLING)  STERLING)

   Authorised:
   Ordinary shares of (pounds
   sterling) 1 each                                              100        100
                                                           ---------  ---------


                                          2001       2000       2001       2000
                                            NO         NO    (POUNDS    (POUNDS
                                                           STERLING)  STERLING)

   Allocated, called up and fully paid:
   Ordinary shares of (pounds sterling)
   1 each                                  100        100        100        100
                                                           ---------  ---------



15 PROFIT AND LOSS ACCOUNT                                      2001       2000
                                                             (POUNDS    (POUNDS
                                                           STERLING)  STERLING)

   At 1 December                                           3,410,163  2,559,307
   Retained profit                                         1,119,659    850,856
                                                           ---------  ---------
   At 30 September                                         4,529,822  3,410,163
                                                           ---------  ---------

STAFFING ENTERPRISE LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001


16 RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' FUNDS          2001         2000
                                                           (POUNDS      (POUNDS
                                                         STERLING)    STERLING)

   At 1 December                                         3,410,263    2,559,407
   Profit for the financial period                       2,519,659    2,600,856
   Dividends                                            (1,400,000)  (1,750,000)
                                                        ----------   ----------
   At 30 September                                       4,529,922    3,410,263
                                                        ----------   ----------

17 GROSS CASH FLOWS                                           2001         2000
                                                           (POUNDS      (POUNDS
                                                         STERLING)    STERLING)

   RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
   Interest received                                        94,608       54,042
   Interest paid                                              (750)      (4,500)
                                                        ----------   ----------
                                                            93,858       49,542
                                                        ----------   ----------

   CAPITAL EXPENDITURE
   Payments to acquire tangible fixed assets                (7,281)     (47,967)
   Receipts from sales of tangible fixed assets                  -       21,900
                                                        ----------   ----------
                                                            (7,281)     (26,067)
                                                        ----------   ----------

18 ANALYSIS OF CHANGES IN NET DEBT


                                   AT 1 DEC        CASH     NON-CASH   AT 30 SEP
                                       2000       FLOWS      CHANGES        2001
                                    (POUNDS     (POUNDS      (POUNDS     (POUNDS
                                  STERLING)   STERLING)    STERLING)   STERLING)

   Cash at bank and in hand       1,686,160      376,966              2,063,126
                                  ---------      -------   --------   ---------

   Total                          1,686,160      376,966          -   2,063,126
                                  ---------      -------   --------   ---------

19 CONTROLLING PARTY

   The Directors consider that Transworld Healthcare (UK) Limited is the company's immediate parent company and that Transworld Healthcare Incorporated in the United States is the company's ultimate parent company.

STAFFING ENTERPRISE (PSV) LIMITED
DIRECTORS' REPORT

The directors present their report and accounts (2000 - 12 months) for the period ended 30 September 2001.

PRINCIPAL ACTIVITIES
The company's principal activity during the period continued to be the supply of non-medical staff to Hospitals.

DIRECTORS
The directors who served during the period and their interests in the share capital of the company were as follows:

                                              pounds sterling Ordinary shares
                                              2001                       2000
D I Johnson (Appointed 27 September 2001)        -                          -
C F Murphy (Appointed 27 September 2001)         -                          -
D C Paln (Resigned 27 September 2001)            -                        501
D K Paln (Resigned 27 September 2001)            -                        499

DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare accounts for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss for that period. In preparing those accounts, the directors are required to:

   - select suitable accounting policies and then apply them consistently:
   - make judgments and estimates that are reasonable and prudent; and
   - prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the accounts comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS
Masters resigned during the period and Ernst and Young were appointed in their place. A resolution to reappoint Ernst and Young LLP as auditors will be put to the members at the Annual General Meeting.

SMALL COMPANY SPECIAL PROVISIONS
The report of the directors has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

This report was approved by the board on 6 December 2001.

/s/ C F Murphy

C F Murphy
Director

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF STAFFING ENTERPRISE (PSV) LIMITED

We have audited the company's financial statements for the period ended 30 September 2001, which comprise the Profit and Loss Account, Balance Sheet and the related notes 1 to 9. These financial statements have been prepared on the basis of the accounting policies set out therein.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described in the Directors' Report, the company's directors are responsible for the preparation of the financial statements in accordance with applicable United Kingdom law and accounting standards. Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors' Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed. We read the Directors' Report and consider the implications for our report if we become aware of any apparent misstatements within it.

BASIS OF AUDIT OPINION

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of affairs of the company as at 30 September 2001 and of its profit for the period then ended and have been properly prepared in accordance with the Companies Act 1985.


/S/ ERNST & YOUNG                   6 December 2000

Ernst & Young LLP
Registered Auditor
London

STAFFING ENTERPRISE (PSV) LIMITED
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001

                                                                                        12 MONTHS
                                                     NOTES               2001                2000
                                                              POUNDS STERLING     POUNDS STERLING
TURNOVER                                                              579,294             476,655

Cost of sales                                                        (474,359)           (390,085)
                                                                   ----------          ----------
GROSS PROFIT                                                          104,935              86,570

Administrative expenses                                               (29,294)            (46,389)
                                                                   ----------          ----------
OPERATING PROFIT                                         2             75,641              40,181

Interest receivable                                                     1,773                 337
                                                                   ----------          ----------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                          77,414              40,518

Tax on profit on ordinary activities                     3            (22,807)             (9,404)

                                                                   ----------          ----------

PROFIT FOR THE PERIOD                                                  54,607              31,114

                                                                   ----------          ----------

RETAINED PROFIT FOR THE PERIOD                           9             54,607              31,114

                                                                   ----------          ----------

STAFFING ENTERPRISE (PSV) LIMITED
BALANCE SHEET
AS AT 30 SEPTEMBER 2001


                                        NOTES                               2001                            2000
                                                                 POUNDS STERLING                  POUNDS STERLING
FIXED ASSETS
Tangible assets                             4                             12,522                           16,394

CURRENT ASSETS
Debtors                                     5       144,796                            81,380
Cash at bank and in hand                             83,203                            86,348
                                                 ----------                         ---------
                                                    227,999                           167,728

CREDITORS: AMOUNTS FALLING DUE
WITHIN ONE YEAR                             6       (61,167)                          (58,012)
                                                 ----------                         ---------

NET CURRENT ASSETS                                                       166,832                           109,716

                                                                      ----------                         ---------

TOTAL ASSETS LESS CURRENT
LIABILITIES                                                              179,354                           126,110

PROVISIONS FOR LIABILITIES AND
CHARGES                                     7                             (1,935)                           (3,298)
                                                                      ----------                         ---------

NET ASSETS                                                               177,419                           122,812
                                                                      ----------                         ---------

CAPITAL AND RESERVES
Called up share capital                     8                              1,000                             1,000
Profit and loss account                     9                            176,419                           121,812

                                                                      ----------                         ---------

SHAREHOLDERS' FUNDS                                                      177,419                           122,812
                                                                      ----------                         ---------

The accounts have been prepared in accordance with the special provisions of
Part VII of the Companies Act 1985 relating to small companies and the Financial Reporting Standard for Smaller Entities (effective March 2000).


/s/ D I Johnson

D I Johnson
Director
Approved by the board on 6 December 2001

STAFFING ENTERPRISE (PSV) LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001


1  ACCOUNTING POLICIES

   ACCOUNTING CONVENTION
   The accounts have been prepared under the historical cost convention.

   TURNOVER
   Turnover represents the invoiced value of staff services supplied by the company to Hospitals, net of value added tax.

   DEPRECIATION
   Depreciation has been provided at the following rates in order to write off the assets over their estimated useful lives.



   Improvements to leasehold premises              10% straight line
   Plant and machinery                             20% straight line


   DEFERRED TAXATION
   Provision is made for deferred taxation using the liability method to take account of timing differences between the incidence of income and expenditure for taxation and accounting purposes, except to the extent that a liability to taxation is unlikely to crystallize.

2  OPERATING PROFIT

                                                      2001              2000
                                           POUNDS STERLING   POUNDS STERLING
   This is stated after charging:

   Depreciation of owned fixed assets                4,317            6,632
   Auditors' remuneration                            2,500            1,750
                                                 ---------        ---------

3  TAXATION

                                                      2001              2000
                                           POUNDS STERLING   POUNDS STERLING
   UK corporation tax                              24,170              8,748
   Deferred tax                                    (1,363)               656
                                                 ---------        ----------
                                                   22,807              9,404
                                                 ---------        ----------

STAFFING ENTERPRISE (PSV) LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001

4   TANGIBLE FIXED ASSETS

                                         LAND AND                PLANT AND
                                        BUILDINGS                MACHINERY            TOTAL
                                  POUNDS STERLING          POUNDS STERLING  POUNDS STERLING
COST
At 1 December 2000                         29,041                   27,217           56,258
Additions                                       -                      445              445
                                        ---------                  -------         --------
At 30 September 2001                       29,041                   27,662           56,703
                                        ---------                  -------         --------

DEPRECIATION
At 1 December 2000                         16,212                   23,652           39,864
Charge for the period                       2,419                    1,898            4,317
                                        ---------                  -------         --------
At 30 September 2001                       18,631                   25,550           44,181
                                        ---------                  -------         --------

NET BOOK VALUE
At 30 September 2001                       10,410                    2,112           12,522
                                        ---------                  -------         --------

At 30 November 2000                        12,829                    3,565           16,394
                                        ---------                  -------         --------

5    DEBTORS

                                                                      2001              2000
                                                           POUNDS STERLING   POUNDS STERLING
     Trade debtors                                                 104,300            57,185
     Other debtors                                                  40,496            24,195
                                                                   -------          --------
                                                                   144,796            81,380
                                                                   -------          --------

6    CREDITORS; AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                      2001              2000
                                                           POUNDS STERLING   POUNDS STERLING
     Corporation tax                                                24,121             8,748
     Other taxes and social security costs                          24,445            36,105
     Other creditors                                                12,601            13,159
                                                                   -------          --------
                                                                    61,167            58,012
                                                                   -------          --------

STAFFING ENTERPRISE (PSV) LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD FROM 1 DECEMBER 2000 TO 30 SEPTEMBER 2001

7    PROVISIONS FOR LIABILITIES AND CHARGES

     Deferred taxation                                                2001              2000
                                                           POUNDS STERLING   POUNDS STERLING
     At 1 December                                                   3,298             2,642
     Charged to the profit and loss account                         (1,363)              656
                                                                ----------            ------
     At 30 September                                                 1,935             3,298
                                                                ----------            ------

     Deferred taxation provided in the accounts and the amounts not provided are as follows:


                               PROVIDED         PROVIDED          PROVIDED         PROVIDED
                                   2001             2001              2000             2000
                        POUNDS STERLING  POUNDS STERLING   POUNDS STERLING  POUNDS STERLING
      Capital allowances
      in advance of
      depreciation                1,935            1,935             3,298            3,298
                           ------------        ---------         ---------        ---------

8     SHARE CAPITAL

                                                                      2001             2000
                                                           POUNDS STERLING   POUNDS STERLING
      Authorised:
      Ordinary shares of
      pounds sterling1 each                                         10,000           10,000
                                                                ----------       ----------

                                   2001             2001              2001             2000
                                     NO               NO   POUNDS STERLING  POUNDS STERLING
     Allotted, called up and
     fully paid:
     Ordinary shares of
     pounds sterling1 each        1,000            1,000             1,000             1,000
                                                                ----------        ----------

     PROFIT AND LOSS ACCOUNT

                                                                      2001              2000
                                                           POUNDS STERLING   POUNDS STERLING
     At 1 December                                                 121,812            90,698
     Retained profit                                                54,607            31,114

                                                                ----------        ----------
     At 30 September                                               176,419           121,812
                                                                ----------        ----------

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS


The following Unaudited Pro Forma Combined Condensed Financial Statements give effect to: (i) the Company's acquisition of Staffing Enterprise Limited effective September 27, 2001; (ii) the Company's acquisition of Staffing Enterprise (PSV) Limited effective September 27, 2001; and (iii) borrowings under the Company's $109,000,000 senior secured revolving credit facility (the "Credit Facility") to fund the acquisition and related financing fees (collectively referred to as the "Transactions"). The acquisition of Staffing Enterprise Limited and Staffing Enterprise (PSV) Limited (collectively referred to as "Staffing Enterprise") was accounted for as a purchase business combination.

The Unaudited Pro Forma Combined Condensed Balance Sheet(1) presents the Company's historical unaudited balance sheet as of June 30, 2001 and the Transactions as if they had occurred on June 30, 2001. The Pro Forma Balance Sheet data for Staffing Enterprise Limited and Staffing Enterprise (PSV) Limited was derived from their audited September 30, 2001 Balance Sheets.

The Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended June 30, 2001 presents the historical operations of the Company and the Transactions as if they had occurred on October 1, 2000. The Pro Forma Statement of Operations of Staffing Enterprise Limited and Staffing Enterprise
(PSV) Limited was derived from their audited historical Statement of Operations for the ten months ended September 30, 2001.

The Pro Forma financial statements of Staffing Enterprise Limited and Staffing Enterprise (PSV) Limited have been prepared in accordance with U.S. generally accepted accounting standards ("U.S. GAAP") and have been translated into U.S. dollars using the exchange rate at June 30, 2001 for assets and liabilities and the weighted average exchange rate for income and expense items. The historical financial statements of Staffing Enterprise Limited and Staffing Enterprise
(PSV) Limited were prepared in accordance with accounting principles generally accepted in the United Kingdom ("U.K. GAAP"). Such principles differ in certain respects from U.S. GAAP. There are however no significant adjustments between U.K. GAAP to U.S. GAAP applicable to these financial statements.

Preliminary Pro forma adjustments include fair value adjustments required under purchase accounting for the acquired assets and liabilities of Staffing Enterprise Limited and Staffing Enterprise (PSV) Limited and are subject to revision when final analysis of such values are completed. The final allocation of purchase price and the resulting amortization expense in the accompanying unaudited Pro Forma Combined Condensed Statement of Operations will differ from the preliminary estimates due to the final allocations based on final appraised value of acquired assets and liabilities.

Pro forma adjustments are based on Management's estimates of the financial effects of the Transactions on the operations of the combined companies for the periods presented. The Unaudited Pro Forma Combined Condensed Financial Statements should be read in conjunction with the accompanying notes and the Company's historical consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2001and the historical

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                       FINANCIAL STATEMENTS - (CONTINUED)

financial statements of Staffing Enterprise Limited and Staffing Enterprise
(PSV) Limited and notes thereto which are included in this Form 8-K/A. The Unaudited Pro Forma Combined Condensed Statement of Operations does not purport to present the results of operations of the Company as if the transactions assumed herein occurred at the beginning of fiscal 2001, nor is it indicative of the results of operations which may be achieved in the future.

                           TRANSWORLD HEALTHCARE, INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                                                                        Transworld
                                                                                                                        Healthcare,
                                                                   Transworld    Staffing       Staffing                   Inc.
                                                                  Healthcare,   Enterprise    Enterprise                    Pro
                                                                       Inc.        Ltd.        (PSV) Ltd.                  Forma
                                                                     June 30,   September 30, September 30, Pro Forma     June 30,
                                                                      2001         2001          2001       Adjustments     2001
                                                                   -----------------------------------------------------------------
                             ASSETS
Current assets:
Cash and cash equivalents                                          $   9,034    $   2,906       $ 117        $ (2,078)     $ 9,979
Accounts receivable, less allowance for doubtful accounts             19,135        7,230         204                       26,569
Inventories                                                              855                                                   855
Deferred income taxes                                                 14,307                                                14,307
Prepaid expenses and other assets                                      6,804                                                 6,804
                                                                   ---------    ---------       -----        --------      ---------
Total current assets                                                  50,135       10,136         321          (2,078)       58,514

Property and equipment, net                                            7,103          176          18                        7,297
Assets limited to use                                                 17,971                                   57,268       75,239
Intangible assets, net of accumalted amortization                     85,944                                   14,239      100,183
Deferred income taxes                                                 10,256                                                10,256
Deferred financing costs and other assets                              3,676                                    3,083        6,759
                                                                   ---------    ---------       -----        --------      ---------

Total assets                                                       $ 175,085    $  10,312       $  339      $  72,512      $258,248
                                                                   =========    =========       ======      =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Current portion of long-term debt                                  $   3,668    $               $           $              $  3,668
Notes payable                                                          3,295                                                  3,295
Accounts payable and accrued expenses                                 16,834        3,931          86          1,742         22,593
Taxes payable                                                          4,163                                                  4,163
                                                                   ---------    ---------       -----       --------      ---------

Total current liabilities                                             27,960        3,931          86          1,742         33,719

Long-term debt                                                        85,532                                   77,401       162,933
Deferred income taxes and other                                        1,707                         3                        1,710
Minority interest                                                      1,604                                                  1,604
                                                                   ---------    ---------       -----       --------      ---------

Total liabilities                                                    116,803        3,931          89         79,143        199,966
                                                                   ---------    ---------       -----       --------      ---------

Stockholders' equity:
Preferred stock, $.01 par value; authorized
2,000 shares, issued and outstanding - none
Common stock, $.01 par value; authorized
40,000 shares, issued 17,555                                             176                        1           (1)            176
Additional paid-in capital                                           128,070                                                128,070
Accumulated other comprehensive loss                                  (7,080)                                                (7,080)
Retained deficit                                                     (62,171)       6,381         249         (6,630)       (62,171)
                                                                   ---------    ---------       -----       --------      ---------

                                                                      58,995        6,381          250        (6,631)        58,995
Less cost of treasury stock (266 shares)                                (713)                                                  (713)
                                                                   ---------    ---------       -----       --------      ---------

Total stockholders' equity                                            58,282        6,381         250         (6,631)       58,282
                                                                   ---------    ---------       -----       --------      ---------
Total liabilities and stockholders' equity                         $ 175,085    $  10,312       $ 339       $ 72,512      $ 258,248
                                                                   =========    =========       =====       ========      =========




See notes to pro forma combined condensed financial statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                              NINE MONTHS    TEN MONTHS      TEN MONTHS
                                                                 ENDED          ENDED           ENDED
                                                                JUNE 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                                 2001           2001             2001                    TRANSWORLD
                                                               TRANSWORLD     STAFFING         STAFFING                  HEALTHCARE,
                                                               HEALTHCARE,   ENTERPRISE       ENTERPRISE     PRO FORMA      INC.
                                                                   INC.          LTD.          (PSV) LTD.   ADJUSTMENTS   PRO FORMA
                                                             -----------------------------------------------------------------------

Net revenues                                                    $ 110,259      $  45,701        $   836      $            $ 156,796
Cost of revenues                                                   76,115         38,105            685                     114,905
                                                                ---------      ---------        -------      --------     ---------

Gross profit                                                       34,144          7,596            151                      41,891
Selling, general and administrative expenses                       31,415          2,508             42           574        34,539
                                                                ---------      ---------        -------      --------     ---------

Operating income (loss)                                             2,729          5,088            109          (574)        7,352
Interest expense (income), net                                      6,220           (135)            (3)        1,422         7,504
Foreign exchange loss                                                 391                                                       391
                                                                ---------      ---------        -------      --------     ---------
(Loss) income before income taxes and
minority interest                                                  (3,882)         5,223            112        (1,996)         (543)

(Benefit) provision for income taxes                                 (690)         1,586             33          (599)          330
                                                                ---------      ---------        -------      --------     ---------

(Loss) income before minority interest                             (3,192)         3,637             79        (1,397)         (873)

Minority interest                                                      12                                          72            84
                                                                ---------      ---------        -------      --------     ---------

Net (Loss) income                                               $  (3,204)     $   3,637         $   79      $ (1,469)    $    (957)
                                                                =========      =========        =======      ========     =========

Basic and diluted loss per share of common
stock before extraordinary loss                                 $   (0.18)                                                $   (0.05)
                                                                =========                                                 ==========

Weighted average number of common shares outstanding:
Basic and Diluted                                                  17,448                                                     17,448
                                                                =========                                                 ==========


See notes to pro forma combined condensed financial statements.

                           TRANSWORLD HEALTHCARE, INC.
               NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                  JUNE 30, 2001
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


(a)   Cash and cash equivalents:
      To record payment of acquisition related costs (legal, accounting, advisory and financing costs)                     $  2,078


(b)   Assets Limited to Use:
      To record additional borrowings under the Credit Facility                                                             $57,268

(c)   Intangible assets, net of accumulated amortization:
      To record the excess purchase price over the fair value of assets acquired and liabilities assumed on the acquisition of Staffing Enterprise as follows:
         Purchase price in cash (pound sterling 4,800 at $1.4085 at June 30, 2001)                                         $  6,761
         Issuance of notes to shareholders of Staffing Enterprise                                                            13,372
         Acquisition related costs                                                                                              737
         Liabilities assumed                                                                                                  4,020
                                                                                                                           --------
                                                              Total cost of acquisition                                      24,890
                                                              Less net assets at fair value                                  10,651
                                                                                                                           --------
                                                                        Excess purchase price                              $ 14,239

The consideration for Staffing Enterprise includes an additional sum of up to approximately $30,800 in contingent consideration dependent upon Pre-Tax Profits
(as defined in the agreement for sale and purchase) for the fiscal year ended
September 30, 2002. Such amount is excluded above.


(d)   Other assets:
      Financing costs related to the amendment of the Credit Facility                                                      $  3,083


(e)   Accrued expenses and other current liabilities:
      Accrual of unpaid acquisition related costs                                                                          $    616
      Accrual of unpaid financing cost                                                                                        1,126
                                                                                                                           --------
                                                                                                                           $  1,742
(f)   Long- term debt :
      Net borrowings under the Credit Facility                                                                             $ 64,029
      Issuance of notes to shareholders of Staffing Enterprise                                                               13,372
                                                                                                                           --------
                                                                                                                           $ 77,401

(g)   Common stock:
      To eliminate Staffing Enterprise Limited historical common stock                                                     $      -
      To eliminate Staffing Enterprise (PSV) Limited historical common stock                                                    (1)
                                                                                                                           --------
                                                                                                                           $    (1)

(h)   Retained earnings:
      To eliminate Staffing Enterprise Limited historical retained earnings                                                $(6,381)
      To eliminate Staffing Enterprise (PSV) Limited historical retained earnings                                             (249)
                                                                                                                           --------
                                                                                                                           $(6,630)

                           TRANSWORLD HEALTHCARE, INC.
                      NOTES TO PRO FORMA COMBINED CONDENSED
                             STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 2001
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



(a)   Selling, general and administrative expenses:
      To record the amortization of goodwill associated with the acquisition of Staffing Enterprise over                     $  574
      twenty years


(b)   Interest expense:
      To record adjustments to interest expense as follows:
         Interest expense on net cash borrowed to effect the acquisition of Staffing Enterprise (8.10%)                      $  421
         Interest expense on notes issued to shareholders of Staffing Enterprise                                                568
         Amortization under the interest method of financing costs                                                              433
                                                                                                                             ------
                                                                                                                             $1,422

(c)   Provision for taxes:
      To record tax expense attributable to pro forma adjustments of $1,996 at the UK statutory rate of 30%                  $  599


(d)   Minority Interest
      To record minority interest on incremental pro forma earnings                                                          $   72

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 10, 2001

                                 TRANSWORLD HEALTHCARE, INC.

                                 By: /s/ John B. Wynne
                                 ---------------------
                                     John B. Wynne
                                     Vice President and Chief Financial
                                     Officer (Principal Financial Officer and
                                     Duly Authorized to Sign on Behalf of
                                     Officer (Principal Financial Officer and
                                     Duly Authorized to Sign on Behalf of
                                     Registrant)